UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: November 6. 2000

                               REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)
            _____________________________________________________
             Exact name of registrant as specified in its charter

         Delaware                    21-16563-B              51-0373976
    ___________________________     ____________          _________________
    (State or other Jurisdiction    (Commission            (IRS Employee
       of Incorporation)             File number)        Identification No.)

                      1051 Fifth Avenue North, Naples, FL    34102
                    ________________________________________________
                   (Address of Principal Executive Office) (Zip Code)

                                 (941) 261-3396
                           ____________________________
                           (registrant's Telephone Number
                               Including area code)

ITEM 1. N/A

Item 2.        Disposition of Assets

On October 23rd,2000 & November 3rd,2000, REII Incorporated (the "Company") disposed of Two (2) rental properties owned by the its subsidiary Ricketts
Enterprises Of Naples Inc.

        The total selling price and sale expenses of the properties are as follows:

        5384 24 Ave SW, Golden Gate FL. 34116        $  165,000

        5055 27 Pl. SW. Golden Gate FL. 34116        $  116,000
                                                     -----------
                                                     $  281,000
        Sales expenses Including Commissions         $   13,565
                                                     ----------
        Total Received                               $  267,435

        Two (2) Residential Rental Properties        $  266,000
                                                     -----------
                Net Reduction                        $  266,000

These Transactions also reduces the Company's Debt by $ 266,000


 A description of the properties and related reduction in mortgages are as follows.

         Property                                   Purchase        Note
                                                     Price         Value
         ---------                                  --------     ----------
Property Description and Financing Arrangement

1)     5384 24th Avenue SW, Naples, Florida-
       Three residential rental units                $150,000
       Mortgage with Washington Mutual Bank
       in the amount of $105,000, payable in
       monthly payments of $523 including
       principal and interest at the bank's
       index plus 2.85% (effective rate of
       7.818% at March 15, 2000), due February 2030.
       Mortgage will be recasted annually on
       March 1st to reflect the new interest rate.                $105,000

       Mortgage with Garfield Ricketts, a 62%
       stockholder, in the amount of $45,000,
       payable in monthly payments of $315
       including principal and interest at 7.5%,
       due February 2030.                                           45,000

2)
        5055 27th Place, SW Naples, Florida -
        Two residential rental units                  112,000
        Mortgage with Washington Mutual Bank
        in the amount of $78,400, payable in
        monthly payments of $390 including
        principal and interest at the bank's
        index plus 2.85% (effective rate of
        7.818% at March 15, 2000) due February
        2030. Mortgage will be recasted annually
        on March 1st to reflect the new interest rate.              78,400

        Mortgage with Garfield Ricketts, a 62%
        stockholder, in the amount of $33,600,
        payable in monthly payments of $235
        including principal and interest at 7.5%,
        due February 2030.                                          33,600


                                                   ____________    ________

               Totals                              266,000        $ 266,000

Rental Income and expenses for the period of acquisition are as follows:

                            March 2000 to  October 2000
                            --------------------------
       Rental Income                     $23,710
       Expenses                          $23,372
                                        ---------
      Net Income (Loss)                  $   338



The expenses includes depreciation, taxes and debt service for the period,

REII plans to liquidate all of the properties owned by its subsidisry
Ricketts Enterprises Of Naples to reduce the Company's debts in order to improve the Company's profit margin.




                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated November 6, 2000

REII INCORPORATED

by /s/ Garfield Ricketts              by /s/ Una M. Ricketts
-------------------------            ------------------------
Garfield Ricketts-President          Una M. Ricketts-Secretary/Treasurer

